FIRST AMENDMENT TO AND ASSUMPTION OF SECURITY AGREEMENT


          THIS  FIRST  AMENDMENT  TO AND ASSUMPTION  OF  SECURITY
AGREEMENT ("Second Amendment") dated as of September 30, 1999, is
made   between   XCL-Texas,  Inc.  ("XCL-Texas")   and   Northern
Securities Limited ("Lender"), who agree as follows:

                            Recitals

          WHEREAS, XCL Land, Ltd. ("XCL Land") and the Lender entered into that certain Security Agreement dated May 17, 1999 (the "Security Agreement") in order to secure the full and punctual payment and performance of the indebtedness described therein (capitalized terms used but not defined herein shall have the meaning given to them in the Security Agreement); and

          WHEREAS, XCL Land assigned a 1% general partnership interest in the Partnership to XCL-Texas and withdrew as general partner of the Partnership; and

          WHEREAS, XCL Land's remaining partnership interest was converted to a limited partnership interest and, thereafter, XCL
Land merged with and into The Exploration Company of Louisiana, Inc. (ATECLI@); and

          WHEREAS, as a result of the merger, TECLI succeeded by operation of law to all of the assets and liabilities of XCL
Land, including but not limited to the Note; and

          WHEREAS, as a further result of the merger, TECLI owns a 99% limited partnership interest in the Partnership and has acknowledged and agreed that Lender's security interest in TECLI's partnership interest covers Lender's applicable percentage of TECLI's entire 99% limited partnership interest; and

          WHEREAS,   XCL-Texas  wishes  to  acknowledge  Lender's
security interest in Lender's applicable percentage of XCL-Texas'
1% general partnership interest and assume all of XCL-Land's obligations under the Security Agreement.

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          Section 1. Substitution of Parties. Lender and XCL-Texas hereby agree that the Security Agreement, as amended hereby, is now between Lender and XCL-Texas and XCL-Texas hereby assumes all of XCL Land's obligations under the Security Agreement.

          Section  2.  Amendments  to  Security  Agreement.   The
Security Agreement is hereby amended as follows:

          (a) The reference to "XCL Land, Ltd. ("Borrower")" in the first sentence of the Security Agreement is hereby changed to "XCL-Texas, Inc. ("XCL-Texas")."

          (b) The references to "The Borrower," "the Borrower" and "Borrower" in Recital paragraph A, in the definition of "New Funds," in the definition of "Permitted Liens," in the definition of "Subscription Agreement," in the first two places those terms appear in Section 2(A), and in the first two places those terms appear in the sentence in Section 11 that begins "Lender further agrees and acknowledges" are hereby changed to "The Exploration Company of Louisiana, Inc."

          (c)       The   references  to  "The  Borrower,"   "the
Borrower"  and  "Borrower" in all other places  in  the  Security
Agreement are hereby changed to "XCL-Texas."

          (d) The federal taxpayer identification number listed in Section 7 of the Security Agreement is hereby changed to 74-2027391.

          (e) The address in Section 8 is hereby amended to read 3639 Ambassador Caffery Parkway, Suite 400, Lafayette,
Louisiana 70503.

          Section 3. Effect of Amendment. Except as expressly amended hereby and except as to the collateral released pursuant hereto, the Security Agreement shall remain in full force and effect.

          Section 4. Titles of Sections. All titles or headings to sections of this First Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, such other content being controlling as to the agreement between the parties hereto.

          Section 5. Governing Law. This First Amendment is a contract made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana.

          Section 6. Counterparts. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, XCL-Texas and the Lender have caused this First Amendment to be duly executed as of the date first above written.

WITNESSES:                    XCL-TEXAS, INC.


_________________________     By:________________________________
Name:____________________        Name:___________________________
        (Please Print)          Title:__________________________


_________________________
Name:____________________
        (Please Print)
                              LENDER:

                              NORTHERN SECURITIES LIMITED



_________________________     By:________________________________
Name:____________________        Name:___________________________
        (Please Print)          Title:__________________________


_________________________
Name:____________________
        (Please Print)